Exhibit 99.1

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED APRIL 30, 2009

IN RE:

:

09-11235 (JVA); 09-11236;

09-11237;

 09-11238;

:

09-11239;

 09-11241;

CASE NO.:

09-11244

:

Chapter 11

Judge:

J. Vincent Aug, Jr.

Milacron Inc., a Delaware corporation,

:

et, al.

Debtor

As debtor in possession, I affirm:

1.

That I have reviewed the financial statements attached hereto, consisting of:

     X

Operating Statement

(Form 2)

     X

Balance Sheet

(Form 3)

     X

Summary of Operations

(Form 4)

     X

Monthly Cash Statement

(Form 5)

     X

Statement of Compensation

(Form 6)

     X

Schedule of In-Force Insurance

(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.

That the insurance, including workers’ compensation and unemployment insurance, as described in

Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not, attach a written explanation)

YES      X

NO

3.

That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and

Reporting Requirements For Chapter 11 cases are current.

(If not, attach a written explanation)

YES      X

NO

4.

No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

YES      X

NO

5.

All United States Trustee Quarterly fees have been paid and are current.

YES      X

NO

6.

Have you filed your prepetition tax returns.

(If not, attach a written explanation)

YES

NO      X

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

/s/ John C. Francy

Dated

     5/20/09

Debtor in Possession

V.P.-Finance,

513-536-2000

       Title

       Phone

Treasurer &

CFO

Form 1

Transmittal of Financial Reports and

Certification of Compliance with

United States Trustee Operating Requirements for

The Period Ended

April 30, 2009

IN RE:

Milacron Inc., a Delaware corporation, et, al.

CASE NO:

09-11235 (JVA)

09-11236

09-11237

09-11238

09-11239

09-11241

09-11244

Chapter 11 Judge:

J. Vincent Aug, Jr.

Form 1, Item 6:

Written explanation of unfiled prepetition tax returns:

The company has yet to file its 2008 Federal and State Income Tax Returns.  The returns will be filed within the extended due dates.

Form 1 (Attachment for Item6)

OPERATING STATEMENT (P&L)
Period Ending April 30, 2009

	Case No: 09-11235 (JVA)

		Total Since
	Period Ending	Filing on
	April 30, 2009	March 10, 2009

Total Sales	18,949,000	41,209,000
Cost of Sales	17,884,000	38,146,000

Gross Profit	1,065,000	3,063,000

Selling, General and Administrative Expenses:
Salaries and Wages	1,406,000	2,360,000
Fringes/Employee Benefits	243,000	646,000
Travel and Entertainment	191,000	348,000
Advertising	116,000	218,000
Professional Services	345,000	497,000
Commissions	262,000	516,000
Dealer's Discount	166,000	468,000
Other	1,074,000	1,314,000
Total Expenses	3,803,000	6,367,000

Net Operating Profit/(Loss)	(2,738,000)	(3,304,000)

Add: Non-Operating Income
Interest Income	6,000	14,000
Intercompany Service Credit	136,000	272,000
Total Non-Operating Income	142,000	286,000

Less: Non-Operating Expenses
Bankruptcy Professional Fees, Estate	2,098,000	3,201,000
Bankruptcy Professional Fees, Lenders	1,609,000	3,088,000
Bankruptcy Costs - Other	52,000	134,000
Investment Loss in Subsidiaries	2,949,000	5,472,000
Financing Costs	27,000	2,771,000
Loss on Currency Transactions	(17,000)	39,000
Intercompany Interest Expense	-	294,000
Interest Expense	1,079,000	1,867,000
Other	201,000	392,000
Total Non-Operating Expenses	7,998,000	17,258,000

Income Tax Expense (Income)	(183,000)	(253,000)

Net Income/(Loss)	(10,411,000)	(20,023,000)

Form 2

BALANCE SHEET
Period Ending April 30, 2009
		Case No: 09-11235 (JVA)

	April 30, 2009	March 31, 2009	At Filing
ASSETS:
Cash and Cash Equivalents	4,928,000	4,671,000	6,581,000
Notes and Accounts Receivable, Net	30,956,000	33,157,000	32,541,000
Insider Receivables	-	-	-
Inventory	83,240,000	84,687,000	92,115,000
Deferred Income Taxes Net of Valuation Allowances	1,407,000	1,362,000	1,362,000
Other Assets	15,437,000	11,430,000	8,665,000
Property, Plant and Equipment	189,270,000	189,310,000	189,079,000
Accumulated Depreciation	(146,152,000)	(145,588,000)	(144,959,000)
Goodwill	52,671,000	52,706,000	52,582,000
Deferred Financing Costs	4,851,000	5,027,000	5,152,000
Investments in Subsidiaries	285,810,000	293,767,000	288,027,000
Advances to Subsidiaries	5,079,000	4,730,000	4,589,000
TOTAL ASSETS	527,497,000	535,259,000	535,734,000

LIABILITIES:
Post-Petition Liabilities:
Trade Accounts Payable	13,385,000	11,492,000	-
Advance Billings and Deposits	3,206,000	1,027,000	-
Accrued Salaries, Wages and Other Compensation	4,006,000	3,644,000	-
Accrued Interest	536,000	402,000	-
Intercompany Payable	3,003,000	3,093,000	-
Advances from Affiliates	-	-	-
Accrued Liabilities	6,016,000	4,020,000	-
Debtor-in-Possession Financing	55,494,000	37,167,000	-
Total Post-Petition Liabilities	85,646,000	60,845,000	-

Secured Prepetition Liabilities:
Short-Term Borrowings	-	8,845,000	39,532,000
Long-Term Debt	208,101,000	212,958,000	227,483,000
Total Secured Liabilities	208,101,000	221,803,000	267,015,000

Pre-Petition Liabilities Subject to Compromise:
Trade Accounts Payable	35,359,000	35,549,000	36,595,000
Advance Billings and Deposits	4,897,000	6,333,000	12,010,000
Accrued Salaries, Wages and Other Compensation	6,532,000	7,523,000	8,864,000
Accrued Interest	7,557,000	7,761,000	8,220,000
Intercompany Payable	115,793,000	115,793,000	120,980,000
Advances from Affiliates	64,822,000	65,938,000	64,004,000
Accrued Liabilities	281,025,000	282,026,000	283,555,000
Total Pre-Petition Liabilities	515,985,000	520,923,000	534,228,000

Equity:
Preferred Stock	6,005,000	6,005,000	6,005,000
Common Stock	60,000	60,000	60,000
Paid In Capital	480,151,000	479,908,000	479,727,000
Retained Deficit - Pre-Petition	(537,129,000)	(537,129,000)	(537,129,000)
Retained Deficit - Post-Petition	(21,239,000)	(10,121,000)	-
Accumulated Other Comprehensive Loss	(210,083,000)	(207,035,000)	(214,172,000)
Total Equity	(282,235,000)	(268,312,000)	(265,509,000)
			-
Total Liabilities and Equity	527,497,000	535,259,000	535,734,000

Form 3

SUMMARY OF OPERATIONS
Period Ended: April 30, 2009

		Case No: 09-11235 (JVA)

	Schedule of Postpetition Taxes Payable
	Beginning			Ending
	March 31, 2009	Accrued /	Payments /	April 30, 2009
	Balance	Withheld	Deposits	Balance
Employer Payroll Taxes and Employee Payroll Taxes Withheld	$ 869,000	$1,160,000	$ 1,235,000	$ 794,000

Sales, Use & Excise Taxes:	185,000	81,000	114,000	152,000

Property Taxes:	52,000	73,000	22,000	103,000

Workers' Compensation	14,000	14,000	-	28,000

TOTALS:	$ 1,120,000	$1,328,000	$ 1,371,000	$ 1,077,000

AGING OF ACCOUNTS RECEIVABLE AND POSTPETITION ACCOUNTS PAYABLE

		Days Past Due
Days in Age	Current	1-30	31-60	Over 60

Post Petition Accounts Payable	$ 13,305,000	$ 72,000	$ 8,000	$ -
Accounts Receivable	$ 17,771,000	$7,623,000	$ 3,284,000	$ 3,450,000

Components of Balance Sheet Notes and Accounts Receivable
Customer Receivables	$32,128,000	(See aging above.)
Notes Receivable	$2,265,000
Allowance for Doubtful Accounts	$(3,437,000)
Notes and Accounts Receivable	$30,956,000

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account
* Post Petition Accounts Payable over 30 days consist of 3 vendor accounts related to invoices received late in April and/or disputed invoices that that were originally designated as prepetition liabilities. All over 30 day past dues were paid early in the month of May.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization
* None

Form 4

MONTHLY CASH STATEMENT
Period Ending April 30, 2009

Cash Activity Analysis (Cash Basis Only):				Case No: 09-11235 (JVA)
			Milacron
		Milacron	Plastics		Cimcool		Milacron
		Marketing	Technologies	D-M-E	Industrial	Milacron	Capital
	Milacron Inc.	Company	Group, Inc.	Company Inc.	Products Inc.	Canada Ltd.	Holdings B.V.

A. Beginning Balance	451,030	1,897,049	11,969	165,256	239,138	1,806,681	16,587

B. Receipts	533,692,990	19,970,126	-	322,259	489,552	1,203,560	5,739

C. Balance Available	534,144,019	21,867,175	11,969	487,515	728,689	3,010,241	22,326

D. Less Disbursements	(533,851,792)	(19,653,606)	-	(222,981)	(628,694)	(1,100,253)	-

E. Currency Translation Adjustment	-	-	-	-	-	46,871	-

F. Ending Balance	292,228	2,213,569	11,969	264,534	99,995	1,956,859	22,326

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1. Deposit Name & Location	Deutsche Bank, 60 Wall Street 25th Floor, New York, NY, 10005
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Deutsche Bank, 60 Wall Street 25th Floor, New York, NY, 10005
2. Account Number (last 4 digits only)

Form 5

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	JP MorganChase, 1675 Chickasaw Drive, London, OH, 43140
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH, 45263
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Citizens Bank, 328 S. Saginaw Street, Flint, MI, 48502
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of America N.A., 1075 Main Street, 3rd Floor, Waltham, MA, 02451
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

Form 5

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	U.S. Bank, 425 Walnut Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of Nova Scotia, 4519 Dundas Street, Burlington, ON, L7M5B4
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Bank of Nova Scotia, 4519 Dundas Street, Burlington, ON, L7M5B4
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 6205 Airport Road, Mississauga, ON, L4V1E1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 6205 Airport Road, Mississauga, ON, L4V1E1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 245 Ouellette Avenue, Windsor, ON, N9A7J2
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Royal Bank of Canada, 245 Ouellette Avenue, Windsor, ON, N9A7J2
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

1. Deposit Name & Location	Scotiabank, 101 Main Street, Markham, ON, L3P1X9
2. Account Number (last 4 digits only)

Form 5

1. Deposit Name & Location	TD Canada Trust, 2038 Kipling Avenue, Rexale, ON, M9W4K1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	TD Canada Trust, 2038 Kipling Avenue, Rexale, ON, M9W4K1
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

1. Deposit Name & Location	PNC Bank, 201 East Fifth Street, Cincinnati, OH, 45202
2. Account Number (last 4 digits only)

For bank statements, please reference http://www.kccllc.net/.

Form 5

CASH REPORT
(BASED UPON A CONSOLIDATED ACCOUNTING OF ALL D-I-P ACCOUNTS)

Case Name: Milacron Inc.

Case Number: 09-11235(JVA)

Month and Year: April 2009

Beginning Cash Balance (i.e. ending balance from previous report)	$ 4,587,710

Add: All receipts for the month. Do not include transfers between accounts.	$ 555,684,226	*

Deduct: All disbursements for the month. Do not include transfers between accounts.	$ (555,457,326)	*

Currency Translation Adjustment	$ 46,871

Net cash flow	$ 273,771

Ending cash balance (i.e. next month's beginning cash balance)	$ 4,861,481

* Amounts include transfers between accounts.

REPORT OF UNPAID DELINQUENT POST PETITION TAXES

List all unpaid tax obligations which have accrued after the date of the filing of the Chapter 11 petition obligations which are now due and owing (i.e. delinquent), but have, in fact, not been timely paid.
Do not list any preparation tax obligations.

NONE.

Form 5A

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: April 30, 2009
			Case No: 09-11235 (JVA)
The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.
Name:	David E. Lawrence		Capacity:		Shareholder
				X	Officer
					Director
					Insider
Detailed Description of Duties:		President & CEO

Current Compensation Paid:		Weekly	or	Monthly
				37,500.00
Current Benefits Paid:
	Health Insurance (company cost)			578.97

	Dental (company cost)			12.40

	LTD			28.67

	Life Insurance			900.00

	Retirement

	Company Vehicle			400.00

	Entertainment

	Travel			3,541.76

	Other Benefits

	Total Benefits	0		5,461.80
Current Other Payments Paid:		Weekly	or	Monthly
	Rent Paid

	Loans

	Other (Describe)

	Other (Describe)

	Other (Describe)

	Total Other Payments	0		0.00
CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly
		0		42,961.80

		/s/ David E. Lawrence
Dated:	May 19, 2009	Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: April 30, 2009
				Case No: 09-11235 (JVA)
The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.
Name:	Hugh C. O'Donnell		Capacity:		Shareholder
				X	Officer
					Director
					Insider
Detailed Description of Duties:		Sr. Vice President, General Counsel & Secretary

Current Compensation Paid:		Weekly	or	Monthly

				23,280.00
Current Benefits Paid:
	Health Insurance (company cost)			578.97

	Dental (company cost)			12.40

	LTD 60%			28.67

	Life Insurance			0.00

	Retirement

	Company Vehicle			400.00

	Entertainment

	Travel			12.00

	Other Benefits

	Total Benefits	0		1,032.04
Current Other Payments Paid:		Weekly	or	Monthly
	Rent Paid

	Loans

	Other (Describe)

	Other (Describe)

	Other (Describe)

	Total Other Payments	0		0.00
CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly

		0		24,312.04

		/s/ Hugh C. O'Donnell
Dated:	May 2, 2009	Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION / PAYMENTS
Period Ending: April 30, 2009
				Case No: 09-11235 (JVA)
The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.
Attach additional pages if necessary.
Name:	Ross A. Anderson		Capacity:		Shareholder
				X	Officer
					Director
					Insider
Detailed Description of Duties:		Vice President & President Machinery Technologies NA

Current Compensation Paid:		Weekly	or	Monthly
				25,670.00
Current Benefits Paid:
	Health Insurance (company cost)			579.97

	Dental (company cost)			12.40

	LTD 60%			28.67

	Life Insurance			618.00

	Retirement

	Company Vehicle			400.00

	Entertainment

	Travel			541.25

	Other Benefits

	Total Benefits	0		2,180.29

Current Other Payments Paid:		Weekly	or	Monthly
	Rent Paid

	Loans

	Other (Describe)

	Other (Describe)

	Other (Describe)

	Total Other Payments	0		0.00
CURRENT TOTAL OF ALL PAYMENTS		Weekly	or	Monthly
		0		27,850.29

		/s/ Ross A. Anderson
Dated:	May 20, 2009	Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE
Period Ending: April 30, 2009

Insurance		Expiration
Type	Carrier	Date

General Liability	Lexington Insurance Company	4/1/2010

Auto Domestic	Travelers Property Casualty Company of America	4/1/2010

Auto Canadian	St. Paul Fire and Marine Insurance Company	4/1/2010

Workers' Compensation (excluding OH)	The Travelers Indemnity Company of CT	4/1/2010
Travelers Property & Casualty Insurance Company of America

Foreign Liability	ACE American Insurance Company	8/1/2009

$5 Million Umbrella	Lexington Insurance Company	4/1/2010

$20 Million Umbrella Excess of $5 Million	Arch Specialty Insurance Company	4/1/2010

$10 Million Excess of $25 Million Umbrella	Great American Insurance Company	4/1/2010

Primary & Excess Directors' and Officers' Liability	XL Specialty	12/31/2009
Axis Insurance Company
Navigators Insurance Company
Monitor Liability Managers

Special Crime	U.S. Specialty Insurance Company	12/31/2009

Crime	Federal Insurance Company	12/31/2009

Primary & Excess Fiduciary	Beazley Insurance Company, Inc.	12/31/2009
Federal Insurance Company

Excess Ohio Workers' Compensation	Arch Insurance Co.	7/1/2009

Non-Owned Aviation	Global Aerospace, Inc.	12/31/2009

Environmental	Chubb Custom Insurance Company	12/31/2011

Cargo - Domestic	Firemans Fund Insurance Company	12/31/2009

Cargo - Foreign	Firemans Fund Insurance Company	12/31/2009

Surety	Customs Bonds - Chubb	10/11/2009
12/10/2009
	Notary Bonds - Safeco	3/10/2012

Travel Accident	CIGNA	1/1/2010

Property	Factory Mutual Insurance Company	7/1/2009